UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 6, 2021
Federal Home Loan Mortgage Corporation

(Exact name of registrant as specified in its charter)
Freddie Mac

Federally chartered corporation	001-34139	52-0904874
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 Jones Branch Drive	McLean	Virginia	22102-3110
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (703) 903-2000
Not applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation) has entered into a new compensation arrangement with Donald F. Kish, Senior Vice President, Corporate Controller and Principal Accounting Officer, in recognition of his increased responsibilities in support of our Chief Financial Officer, Christian M. Lown, from June 15, 2020 to December 31, 2020. This arrangement was approved by the Federal Housing Finance Agency (FHFA), as Conservator, on January 6, 2021. Pursuant to this arrangement, Mr. Kish has accrued a special cash award of $196,000, which will be paid in two equal installments: the first as soon as administratively possible and the second approximately 60 days later. To be eligible to receive the award, Mr. Kish must remain an employee at the time each installment is payable, except in certain termination events including death, disability, and involuntary non-performance-based termination by Freddie Mac.
Other than as described above, the award does not affect Mr. Kish’s compensation arrangement as described in Freddie Mac’s Annual Report on Form 10-K filed on February 13, 2020 and Current Report on Form 8-K filed on February 21, 2020.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
The exhibits listed in the Exhibit Index below are being filed as part of this Current Report on Form 8-K.

Exhibit Number	Description of Exhibit

10.1	Memorandum Agreement, dated January 7, 2021, between Freddie Mac and Donnie Kish †
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
† This exhibit is a management contract or compensatory plan, contract, or arrangement.

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Freddie Mac Form 8-K

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL HOME LOAN MORTGAGE CORPORATION

By:	/s/	David M. Brickman
David M. Brickman
Chief Executive Officer
Date: January 8, 2021

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Freddie Mac Form 8-K